                       TERM SHEET DATED JANUARY 25, 1999


                        Green Tree Financial Corporation

                Manufactured Housing Contract Senior/Subordinate

                    Pass-Through Certificates, Series 1999-1

                           $700,000,000 (Approximate)





--------------------------------------------------------------------------------
 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                       TERM SHEET DATED JANUARY 25, 1999

                        Green Tree Financial Corporation

                Manufactured Housing Contract Senior/Subordinate

                    Pass-Through Certificates, Series 1999-1

                           $700,000,000 (Approximate)

                              Subject to Revision


SELLER/SERVICER:        Green Tree Financial Corporation ("Green Tree")

TRUSTEE:                U.S. Bank National Association, St. Paul, Minnesota

UNDERWRITERS:           Lehman Brothers (Lead), J.P. Morgan & Co., Merrill
                        Lynch & Co.

OFFERED CERTIFICATES:

                                                           Ratings                        WAL                  Exp Final
                              Amount                    (S & P/Fitch)                  @ 175% MHP               Maturity
                     ------------------------  --------------------------------  ----------------------  ----------------------
To Call:
A-1                              $ 30,200,000            A-1+ / F-1+                         0.32                    9/99
A-2                              $ 70,300,000             AAA / AAA                          1.11                   10/00
A-3                              $134,000,000             AAA / AAA                          2.58                   10/02
A-4                              $104,000,000             AAA / AAA                          4.74                    4/05
A-5                              $100,000,000             AAA / AAA                          7.81                   12/08
A-6                              $ 43,500,000             AAA / AAA                         10.91                    4/11
A-7                              $104,250,000             AAA / AAA                         15.21                    8/15
M-1                              $ 36,750,000              AA / AA                           9.90                    8/15
M-2                              $ 21,000,000              A- / A                            9.90                    8/15
B-1                              $ 24,500,000            BBB+ / BBB                          5.95                    5/07
B-2                              $ 31,500,000            BBB- / BBB+                        13.22                    8/15

To Maturity
A-7                              $104,250,000             AAA / AAA                         16.69                    8/23
M-1                              $ 36,750,000              AA / AA                          10.37                    8/23
M-2                              $ 21,000,000              A- / A                           10.37                    8/23
B-2                              $ 31,500,000            BBB- / BBB+                        17.79                    4/29


CUT-OFF DATE:           January 31, 1999 (or the date of origination, if later)

EXP. PRICING:           Week of January 25, 1999

EXP. SETTLEMENT:        February 11, 1999

INTEREST/PRINCIPAL:     The 1st day of each month (or if such 1st day is not a
                        business day, the next succeeding business day), commencing on March 1, 1999.

MONEY MARKET
ELIGIBILITY:            The Class A-1 Certificates are expected to be eligible
                        securities for purchase by money market funds under Rule
                        2a-7 under the Investment Company Act of 1940, as amended. A fund should consult with its advisors regarding the eligibility of the Class A-1 Certificates under Rule 2a-7 and the fund's investment policies and objectives.

OTHER CERTIFICATES      In addition to the Offered Certificates, the Class C and
                        Class B-3I Certificates will be issued. The Class B-3I
                        Certificates will be interest-only Certificates which are retained by an affiliate of Green Tree, and fully subordinated to the Offered Certificates.

ERISA: The Class A Certificates are ERISA eligible, subject to the conditions set forth in the Prospectus Supplement. The Class M-1, M-2, B-1 and B-2 Certificates will not be sold to benefit plans unless such plans deliver a legal opinion to the Trustee, stating that assets of the Trust are not deemed "plan assets".


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

SMMEA: The Class A Certificates and Class M-1 Certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") until such time as the Pre-Funded Amount is reduced to zero. At such time, the Class A and M-1 Certificates will be "legal investments" for certain types of institutional investors to the extent provided in that Act. The Class M-2 and B-1 Certificates are not SMMEA eligible.

TAX STATUS:             Two separate REMIC Elections will be made with respect
                        to the Trust for federal income tax purposes.

OPTIONAL REDEMPTION:    Less than 10% of the original pool balance outstanding.


                                   STRUCTURE

CREDIT ENHANCEMENT:     Class A: 16.25% subordination (Class M-1, M-2, B-1 and
                        B-2) plus Excess Spread (Class B-3I)
                        Class M-1: 11.00% subordination (Class M-2, B-1 and
                        B-2) plus Excess Spread (Class B-3I)
                        Class M-2: 8.00% subordination (Class B-1 and B-2) plus Excess Spread (Class B-3I)
                        Class B-1: 4.50% subordination (Class B-2) plus Excess
                        Spread (Class B-3I)
                        Class B-2: Limited Guarantee plus Excess Spread (Class
                        B-3I)

THE CONTRACT POOL:      On the Closing Date, the Trust expects to purchase (i)
                        manufactured housing contracts having an aggregate principal balance of approximately $544,150,417.72 as of the Cut-off Date (the "Initial Contracts") and (ii) additional manufactured housing contracts (the
                        "Additional Contracts"). An amount will be deposited into an account (the "Prefunding Account") on the Closing Date to purchase additional contracts prior to 90 days from the Closing Date (the "Subsequent
                        Contracts") for inclusion in the Contract Pool. The
                        Subsequent Contracts will represent no more than 25% of the aggregate Contract Pool.

DISTRIBUTIONS:          The Amount Available on each Remittance Date generally
                        includes the sum of (a) payments on the Contracts due and received during the related Due Period (as defined below), (b) prepayments and other unscheduled collections received during the related Due Period, and
                        (c) all collections of principal on the Contracts received during the Due Period in which such Remittance
                        Date occurs up to and including the third business day prior to such Remittance Date (but in no event later than the 25th day of the month prior to such Remittance
                        Date), minus (d) with respect to all Remittance Dates other than the Remittance Date in March 1999, all collections in respect of principal on the Contracts received during the preceding month up to and including the third business day prior to the Remittance Date (but in no event later than the 25th day of the prior month).
                        The Amount Available will generally be applied first to the distribution of interest on Class A, M-1, M-2 and B-
                        1 Certificates, then to the distribution of principal on Class A, M-1, M-2 and B-1 Certificates, and finally to the distribution of interest and principal on Class B-2
                        Certificates.

                        The "Due Period" with respect to all Remittance Dates, other than the Remittance Date in March 1999, is the period from and including the 15th day of the second month preceding such Remittance Date, to and including the 14th day of the month immediately preceding such Remittance Date. With respect to the Remittance Date in March 1999, the Due Period will be the period from and including February 1, 1999 to and including February 14, 1999.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

INTEREST
(Class A, M-1, M-2,
B-1): Interest will be distributable first to each class of Class A Certificates, then to the Class M-1 Certificates, then to the Class M-2 Certificates and then to the Class B-1 Certificates. Interest on the outstanding Class A Principal Balance, Class M-1 Adjusted Principal Balance, Class M-2 Adjusted Principal Balance and Class B-1 Adjusted Principal Balance, as applicable, will accrue from the Settlement Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                        The Class A-1 Certificates will bear interest at a fixed Pass-Through Rate calculated on an actual/360 basis. Each other Class of Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis.

                        Interest shortfall will be carried forward, and will bear interest at the applicable Remittance Rate, to the extent legally permissible.

                        After payment of all principal distributable on the Class M-1 Certificates (see below), any accrued and unpaid Class M-1 Liquidation Loss Interest Amount will be distributed to the extent available. After payment of all principal distributable on the Class M-2 Certificates, any accrued and unpaid Class M-2 Liquidation Loss Interest Amount will be distributed to the extent available. After payment of all principal distributable on the Class B-1 Certificates (see below), any accrued and unpaid Class B-1 Liquidation Loss Interest Amount will be distributed to the extent available.

                        The Class M-1 Adjusted Principal Balance is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                        The Class M-2 Adjusted Principal Balance is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                        The Class B-1 Adjusted Principal Balance is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

PRINCIPAL
(Class A, M-1, M-2,
B-1): After the payment of all interest distributable to Class A, Class M-1, Class M-2 and Class B-1
                        Certificateholders, principal will be distributed in the following manner.

                        The Class A Percentage will be distributed sequentially to the Class A-1, A-2, A-3, A-4, A-5, A-6 and A-7 Certificateholders.

                        The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                        The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                        The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                        The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after March 2003; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.50%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; and (v) the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 24.375%.

                        The Class M-2 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance and Class M-1 Principal Balance has been reduced to zero or (ii) the Class M-2 Distribution Test is satisfied.

                        The Class M-2 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance and Class M Principal Balance have not yet been reduced to zero and the Class M-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                        The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after March 2003; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.50%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; and (v) the sum of the Class M-2 Principal Balance and the Class B Principal Balance divided by the Pool Scheduled Principal



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        Balance as of the immediately preceding Remittance Date must be equal to or greater than 16.50%.

                        The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance, Class M-1 Principal Balance, and Class M-2 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                        The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance, the Class M-1 Principal Balance, and Class M-2 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, if any, and (iv) the Class B Principal Balance, all as of such Remittance Date.

                        The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after March 2003; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.50%; (iii) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; (v) the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 12.00%; and (vi) the Class B Principal Balance must not be less than $14,000,000.

INTEREST
(Class B-2):            Interest on the outstanding Class B-2 Principal Balance
                        will accrue from the Settlement Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                        To the extent of (i) Amount Available on a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, and (ii) the Guarantee Payment, if any, for such date, interest will be paid to the Class B-2 Certificateholders at the Class B-2 Remittance Rate on the Class B-2 Principal Balance.

                        The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed on account of principal of the Class B-2 Certificates.

                        Interest shortfall will be carried forward, and will bear interest at the Class B-2 Remittance Rate to the extent legally permissible.

PRINCIPAL
(Class B-2):            The Class B-2 Certificateholders will be entitled to
                        receive principal on each Remittance Date on which: (i) the Class B-1 Principal Balance has been reduced to zero and (ii) the Class B Distribution Test is satisfied, provided however that if the Class A, Class M-1, Class
                        M-2 and Class B-1 Principal Balances have been reduced to zero, the Class B-2 Certificateholders will nevertheless be entitled to receive principal.

                        The Company will be obligated under the Limited Guarantee to pay the amount, if any, by which the Class B Percentage of the Formula Principal Distribution Amount for the Remittance Date exceeds the Class B-2 Remaining Amount Available after payment of interest on the Class B-2 Certificates. On each Remittance Date, Class B-2 Certificateholders will be entitled to receive, pursuant to the Limited Guarantee, any Class B-2 Liquidation Loss Amount for such Remittance Date.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

LOSSES ON LIQUIDATED
CONTRACTS:              If Net Liquidation Proceeds from Liquidated Contracts in
                        the respective collection period are less than the Scheduled Principal Balance of such Liquidated Contract, the shortfall amount will be absorbed by the Class B-3I
                        Certificateholders, then the Monthly Servicing Fee (as long as Green Tree is the Servicer), then the Class B-2
                        Certificateholders, then the Class B-1
                        Certificateholders, then the Class M-2
                        Certificateholders and then the Class M-1
                        Certificateholders.

CONTRACTS:              The information concerning the Initial Contracts
                        presented below is based on a pool originated through January 8, 1999. Green Tree intends to acquire and sell to the Trust Additional Contracts on the Closing Date.
                        Although the characteristics of the final pool of Contracts will differ from the characteristics of the Initial Contracts shown below, Green Tree does not expect that the characteristics of the Additional
                        Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           THE INITIAL CONTRACT POOL

           Number of MHCs in pool:               12,523
           Wgt. Avg. Contract Rate:                9.00%
           Range of Rates:                4.25% - 17.00%
           Wgt. Avg. Orig. Maturity:            317 mos.
           Range of Orig. Maturity:          24-360 mos.
           Wgt. Avg. Rem. Maturity:             316 mos.
           Range of Rem. Maturity:           21-360 mos.
           Avg. Rem Princ. Balance:      $    43,452.08
           Wgt. Avg. LTV:                         87.64%
           New/Used:                             75%/25%
           Single/Double:                        27%/73%
           Park/Private:                         29%/71%



         GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT PROPERTY LOCATION

                                           % of Contract                                      % of Initial Contract Pool
                         Number            Pool by Number          Aggregate Principal              by Outstanding
State                 of Contracts      of Initial Contracts       Balance Outstanding            Principal Balance
------------------  ----------------  ------------------------  -------------------------  --------------------------------
North Carolina            1,101                 8.79%                $ 51,240,244.51                     9.42%
Texas                     1,197                 9.56%                  50,532,267.05                     9.29%
Florida                     800                 6.39%                  36,448,762.37                     6.70%
Michigan                    704                 5.62%                  35,642,102.45                     6.55%
Georgia                     762                 6.08%                  32,889,203.42                     6.04%
Alabama                     784                 6.26%                  28,734,064.28                     5.28%
Other States (1)          7,175                57.29%                 308,663,773.64                    56.72%
                         ------               ------                 ---------------                   ------
Total                    12,523               100.00%                $544,150,417.72                   100.00%

---------
(1) Other States category includes those States which constitute less than 5.00% of the outstanding balance of the Initial Pool of Contracts.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

             DISTRIBUTION OF ORIGINAL AMOUNTS OF INITIAL CONTRACTS

                                                                                                 % of Initial Contract Pool
Original Contract                       Number of                  Aggregate Principal                by Outstanding
Amount (in Dollars)(1)                  Contracts                  Balance Outstanding               Principal Balance
----------------------------  ------------------------------  ------------------------------  -------------------------------
Less than $10,000.01                           397                 $  3,014,238.05                            0.55%
$10,000.01 - $20,000.00                      1,589                   24,298,261.50                            4.47%
$20,000.01- $30,000.00                       2,263                   57,328,645.74                           10.54%
$30,000.01 - $40,000.00                      2,407                   83,722,095.28                           15.39%
$40,000.01 - $50,000.00                      1,714                   76,681,142.83                           14.09%
$50,000.01 - $60,000.00                      1,371                   75,223,836.32                           13.82%
$60,000.01 - $70,000.00                      1,016                   65,631,369.54                           12.06%
$70,000.01 - $80,000.00                        646                   48,229,149.55                            8.86%
$80,000.01 - $90,000.00                        441                   37,330,505.25                            6.86%
$90,000.01 - $100,000.00                       305                   28,870,893.55                            5.31%
$100,000.01 - $110,000.00                      162                   16,799,206.09                            3.09%
$110,000.01 - $120,000.00                       98                   11,231,176.60                            2.06%
$120,000.01 - $130,000.00                       58                    7,192,613.41                            1.32%
$130,000.01 - $140,000.00                       15                    2,017,459.25                            0.37%
$140,000.01 - $150,000.00                       16                    2,317,562.35                            0.43%
$150,000.01 - $160,000.00                        7                    1,074,033.11                            0.20%
$160,000.01 - $170,000.00                        7                    1,162,017.14                            0.21%
$170,000.01 - $180,000.00                        5                      870,760.09                            0.16%
$180,000.01 - $190,000.00                        4                      731,959.58                            0.13%
$190,000.01 - $200,000.00                        1                      193,968.31                            0.04%
$200,000.01 and above                            1                      229,524.18                            0.04%
                                            ------                 ---------------                          ------
               Total                        12,523                 $544,150,417.72                          100.00%

---------
(1) The largest original Contract amount is $229,524.18 which represents 0.04% of the Initial Pool Principal Balance.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                      CONTRACT RATES OF INITIAL CONTRACTS

                                                                                                % of Initial Contract Pool
Range of Contracts by                   Number of                  Aggregate Principal                by Outstanding
Contract Rate                           Contracts                  Balance Outstanding               Principal Balance
----------------------------  ------------------------------  ------------------------------  -------------------------------
4.01% - 5.00%                                   2                   $     65,107.04                            0.01%
5.01% - 6.00%                                  51                      3,592,229.31                            0.66%
6.01% - 7.00%                               1,404                    109,452,691.58                           20.11%
7.01% - 8.00%                               1,426                     85,979,426.45                           15.80%
8.01% - 9.00%                               2,485                    121,778,197.39                           22.38%
9.01% - 10.00%                              2,097                     82,885,445.03                           15.23%
10.01% - 11.00%                             1,749                     61,769,302.10                           11.35%
11.01% - 12.00%                             1,594                     45,113,809.10                            8.29%
12.01% - 13.00%                             1,083                     23,519,500.19                            4.32%
13.01% - 14.00%                               478                      8,347,784.75                            1.53%
14.01% - 15.00%                                20                        345,605.41                            0.06%
15.01% - 16.00%                                89                        820,077.06                            0.15%
16.01% - 17.00%                                45                        481,242.31                            0.09%
                                           ------                   ---------------                          ------
              Total (1)                    12,523                   $544,150,417.72                          100.00%

---------
(1)  Percentages do not add to 100% due to rounding.


       DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

                                                                                                % of Initial Contract Pool
                                        Number of                  Aggregate Principal                by Outstanding
Loan-to-Value Ratio                     Contracts                  Balance Outstanding               Principal Balance
----------------------------  ------------------------------  ------------------------------  -------------------------------
Less than 60.001%                              531                 $ 18,195,192.45                            3.34%
60.001 % - 65.000%                             168                    7,075,503.00                            1.30%
65.001 % - 70.000%                             242                   10,048,862.51                            1.85%
70.001 % - 75.000%                             356                   16,450,363.59                            3.02%
75.001 % - 80.000%                           1,002                   43,141,150.67                            7.93%
80.001 % - 85.000%                           1,294                   61,663,521.40                           11.33%
85.001 % - 90.000%                           3,943                  180,779,698.24                           33.22%
90.001 % - 95.000%                           3,327                  143,629,140.58                           26.40%
95.001 % - 100.000%                          1,660                   63,166,985.28                           11.61%
                                            ------                 ---------------                          ------
               Total                        12,523                 $544,150,417.72                          100.00%


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

               REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

                                                                                                % of Initial Contract Pool
                                        Number of                  Aggregate Principal                by Outstanding
Months Remaining                        Contracts                  Balance Outstanding               Principal Balance
----------------------------  ------------------------------  ------------------------------  -------------------------------
Less than 31                                   6                   $     37,522.21                            0.01%
31  60                                       235                      2,188,778.60                            0.40%
61  90                                       268                      3,755,189.59                            0.69%
91  120                                      778                     13,117,533.54                            2.41%
121  150                                     266                      6,034,494.34                            1.11%
151  180                                   1,544                     37,999,368.54                            6.98%
181  210                                      98                      3,541,859.78                            0.65%
211  240                                   1,760                     57,138,787.90                           10.50%
241  270                                      24                      1,058,840.22                            0.19%
271  300                                     977                     37,227,014.03                            6.84%
301  330                                      42                      2,144,755.43                            0.39%
331  360                                   6,525                    379,906,273.54                           69.82%
                                          ------                   ---------------                          ------
              Total (1)                   12,523                   $544,150,417.72                          100.00%

---------
(1)  Percentages do not add to 100% due to rounding.


                   YEARS OF ORIGINATION OF INITIAL CONTRACTS

                                                                                                % of Initial Contract Pool
                                        Number of                  Aggregate Principal                by Outstanding
Year of Origination (1)                 Contracts                  Balance Outstanding               Principal Balance
----------------------------  ------------------------------  ------------------------------  -------------------------------
            1985                                 1                 $      2,824.81                              *
            1988                                 1                       10,703.76                              *
            1989                                 1                        9,171.71                              *
            1990                                 1                       14,504.65                              *
            1991                                 2                       25,677.89                              *
            1992                                 1                       39,251.76                            0.01%
            1993                                 1                       37,013.99                            0.01%
            1994                                 7                      353,954.54                            0.07%
            1995                                18                      886,946.33                            0.16%
            1996                                22                    1,261,594.86                            0.23%
            1997                                34                    2,644,924.09                            0.49%
            1998                            12,023                  524,053,576.82                           96.31%
            1999                               411                   14,810,272.51                            2.72%
                                            ------                 ---------------                          ------
       Total                                12,523                 $544,150,417.72                          100.00%

---------
* Indicates a percentage greater than 0% but less than 0.005%

(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        MHP PREPAYMENT SENSITIVITIES(1)

                      100% MHP           125% MHP           150% MHP           175% MHP
                    WAL/Maturity       WAL/Maturity       WAL/Maturity       WAL/Maturity
To Call
A-1                  0.46  12/99        0.40  11/99        0.36  10/99        0.32   9/99
A-2                  1.63   7/01        1.41   3/01        1.24  12/00        1.11  10/00
A-3                  3.88   8/04        3.31  10/03        2.90   3/03        2.58  10/02
A-4                  7.32   6/08        6.27   3/07        5.47   3/06        4.74   4/05
A-5                 11.72   6/13       10.16   9/11        8.92   4/10        7.81  12/08
A-6                 15.77   7/16       13.88   6/14       12.33  10/12       10.91   4/11
A-7                 20.78   4/21       18.68   2/19       16.85   4/17       15.21   8/15
M-1                 13.65   4/21       12.01   2/19       10.70   4/17        9.90   8/15
M-2                 13.65   4/21       12.01   2/19       10.70   4/17        9.90   8/15
B-1                  8.39  11/10        7.19   4/09        6.30   1/08        5.95   5/07
B-2                 18.08   4/21       16.10   2/19       14.47   4/17       13.22   8/15

To Maturity
A-7                 22.06   4/27       20.16   4/26       18.36   1/25       16.69   8/23
M-1                 14.03   4/27       12.45   4/26       11.15   1/25       10.37   8/23
M-2                 14.03   4/27       12.45   4/26       11.15   1/25       10.37   8/23
B-2                 21.12   4/29       19.88   4/29       18.75   4/29       17.79   4/29

                      200% MHP           250% MHP           300% MHP           350% MHP
                    WAL/Maturity       WAL/Maturity       WAL/Maturity       WAL/Maturity
To Call
A-1                  0.29   9/99        0.25   8/99        0.23   7/99        0.20   6/99
A-2                  1.01   8/00        0.85   5/00        0.73   3/00        0.65   2/00
A-3                  2.33   5/02        1.97  11/01        1.70   6/01        1.51   3/01
A-4                  4.16   6/04        3.38   4/03        2.90   8/02        2.54   3/02
A-5                  6.87  10/07        5.42   1/06        4.38  10/04        3.69   9/03
A-6                  9.69  12/09        7.78  11/07        6.34   4/06        5.20   1/05
A-7                 13.76   2/14       11.44  10/11        9.63  12/09        8.19   7/08
M-1                  9.26   2/14        8.27  10/11        7.51  12/09        6.91   7/08
M-2                  9.26   2/14        8.27  10/11        7.51  12/09        6.91   7/08
B-1                  5.74  12/06        5.42   4/06        5.19  10/05        5.02   5/05
B-2                 12.19   2/14       10.57  10/11        9.33  12/09        8.38   7/08

To Maturity
A-7                 15.17   1/22       12.64  12/18       10.66   6/16        9.06   4/14
M-1                  9.75   1/22        8.76  12/18        8.02   6/16        7.44   4/14
M-2                  9.75   1/22        8.76  12/18        8.02   6/16        7.44   4/14
B-2                 16.97   4/29       15.26   4/29       13.69   4/29       12.33   4/29

(1) The following are the assumed characteristics of the Additional Contracts as of the Cut-off Date:

                           Aggregate Principal     Wtd Avg        Wtd Avg         Wtd Avg
Months Remaining           Balance Outstanding  Original Term  Remaining Term  Contract Rate
-------------------------  -------------------  -------------  --------------  --------------
0 to 120                       $  7,695,190.66        102             102         12.200%
121 to 180                     $ 17,336,559.95        176             176         11.440%
181 to 240                     $ 21,354,795.95        238             238         10.430%
241 to 300                     $  9,036,097.74        298             298         10.380%
301 to 360                     $100,426,937.98        360             360          9.310%
                               ---------------        ---             ---         ------
        Total                  $155,849,582.28        306             306          9.905%


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.